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                                                                    EXHIBIT 21.1


                                 SUBSIDIARIES OF
                     ENTRAVISION COMMUNICATIONS CORPORATION

         Except as indicated below, the following entities are direct/indirect 100% owned subsidiaries of Entravision Communications Corporation:

         Entravision-Texas Limited Partnership, a Texas limited partnership Entravision-Texas G.P., LLC, a Delaware limited liability company Entravision-Texas L.P., Inc., a Delaware corporation
         Entravision Communications Company, L.L.C., a Delaware limited liability company
         Entravision Holdings, LLC, a California limited liability company Entravision 27, L.L.C., a Delaware limited liability company Entravision Midland Holdings, LLC, a Delaware limited liability company Entravision Communications Of Midland, LLC, a Delaware limited liability company
         Entravision, L.L.C., a Delaware limited liability company Entravision-El Paso, L.L.C., a Delaware limited liability company Entravision San Diego, Inc., a California corporation
         Arizona Radio, Inc., a Delaware corporation
         Aspen FM, Inc., a Colorado corporation
         The Community Broadcasting Company of San Diego, Incorporated, a California corporation
         Embarcadero Media, Inc., a Delaware corporation
         EMI Sacramento Radio, Inc., a California corporation
         EMI Los Angeles Radio, Inc., a California corporation
         EXCL Holdings, Inc., an Illinois corporation
         EXCL Communications, Inc., an Illinois corporation
         Glendale Broadcasting, Inc., an Arizona corporation
         Latin Communications Inc., a Delaware corporation
         Latin Communications EXCL Inc., a Delaware corporation
         Latin Communications Group Inc., a Delaware corporation
         Los Cerezos Television Company, a Delaware corporation
         Meridian Communications Company, a Nevada corporation
         Metro Mix, Inc., an Illinois corporation
         NEWKKSJ, Inc., a California corporation
         New WNDZ, Inc., an Indiana corporation
         Norte Broadcasting, Inc., a California corporation
         Norte Broadcasting of Colorado, Inc., an Illinois corporation
         Norte Broadcasting of Nevada, Inc., a Nevada corporation
         Norte Broadcasting of New Mexico, Inc., a New Mexico corporation Oroville Radio, Inc., a California corporation
         Pacifico Broadcasting, Inc., a California corporation
         Personal Achievement Radio, Inc., a Delaware corporation
         Portland Radio Inc., a Washington corporation
         Radio Exito, Inc., a Nevada corporation
         Riverside Radio, Inc., a California corporation
         Sale Point Posters, Inc., a New York corporation


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         Seaboard Outdoor Advertising Co., Inc., a New York corporation
         Sextant Broadcasting Company, a Nevada corporation
         Sur Broadcasting, Inc., a California corporation
         Sur Broadcasting of Colorado, Inc., an Illinois corporation
         SUR Broadcasting of New Mexico, Inc., a New Mexico corporation
         VEA Acquisition Corp., a Delaware corporation
         Vista Media Group, Inc., a Delaware corporation
         Vista Media Group of New York, Inc., a Delaware corporation
         Vista Outdoor Advertising, Inc. (N.Y.), a Delaware corporation Vista Outdoor Advertising, Inc. (CAL.), a Delaware corporation Z-Spanish Media Corporation, a Delaware corporation
         KHZZ Broadcasting, Inc., a California corporation
         KPPC Radio, Inc., a California corporation
         KTLR Broadcasting, Inc., a Texas corporation
         KZCO Broadcasting, Inc., a California corporation
         KZFO Broadcasting, Inc., a California corporation
         KZLZ Broadcasting, Inc., an Arizona corporation
         KZMS Broadcasting, Inc., a California corporation
         KZPZ Broadcasting, Inc., an Arizona corporation
         KZPZ License Corporation, an Arizona corporation
         KZSL Broadcasting, Inc., a California corporation
         KZST Broadcasting, Inc., a California corporation
         WLQY Broadcasting, Inc., a Delaware corporation
         WRZA Broadcasting, Inc., an Illinois corporation
         WZCO Broadcasting, Inc., an Illinois corporation
         Vista Television, Inc., a California corporation
         Channel Fifty Seven, Inc., a California corporation Lotus/Entravision Reps LLC, a Delaware limited liability company (50% owned)
         Televisora Alco, S. de R.L. de C.V., a Mexico entity ("Alco") (39.9% minority, limited voting interest (neutral investment stock) owned))
         Tele Nacional, S. de R.L. de C.V., a Mexico entity (99.9% owned by
         Alco)
         Comercializadora Frontera Norte S. de R.L. de C.V., a Mexico entity ("CFN") (99.9% owned)
         Television de California, S. de R.L. de C.V., a Mexico entity (99.9% owned by CFN)
         26 de Mexico S.A. de C.V., a Mexico entity

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